UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22252

Name of Fund: BlackRock Fixed Income Value Opportunities

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Fixed Income Value Opportunities, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2010

Date of reporting period: 06/30/2010

Item 1	–	Report to Stockholders

BlackRock Fixed Income Value Opportunities
SEMI-ANNUAL REPORT | JUNE 30, 2010 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated – primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in-line with their taxable counterparts on a 12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of June 30, 2010	6-month	12-month
US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Trust Summary as of June 30, 2010

Investment Objective and Overview

BlackRock Fixed Income Value Opportunities’ (the “Trust”) investment objective is to seek to provide high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, substantially all of its total assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended June 30, 2010, the Trust returned 6.58% based on net asset value (NAV). For the same period, the closed-end Lipper General Bond Funds category posted an average total return of 5.94% on a NAV basis. All returns reflect reinvestment of dividends. Exposure to higher-quality spread sectors, including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities, had a positive impact on performance during the period. Strong investor demand combined with support from government programs, including the Term Asset-Backed Securities Loan Facility and the Public-Private Investment Program, helped these sectors continue their rebound from the lows reached in 2008. Credit default swaps purchased on single-name issues effectively hedged credit risk and positively contributed to returns. Conversely, the Trust’s exposure to corporate debt detracted from performance during the period. Investment grade corporates, particularly in the financials sector, experienced heightened volatility in the face of uncertainty around financial regulatory reform.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to changes based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Initial Offering Date	February 27, 2009
Termination Date (on or about)	December 31, 2014
Yield based on Net Asset Value as of June 30, 2010 ($1,217.94)[1]	7.39%
Current Quarterly Distribution per share[2]	$22.50
Current Annualized Distribution per share[2]	$90.00
Leverage as of June 30, 2010[3]	15%

1	Yield on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.

2	The distribution is not constant and is subject to change.

3	Represents the loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

The table below summarizes the changes in the Trust’s NAV per share:

	6/30/10	12/31/09	Change	High	Low
Net Asset Value	$1,217.94	$1,185.43	2.74%	$1,239.43	$1,185.43

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition	6/30/10	12/31/09
Non-Agency Mortgage-Backed Securities	72%	73%
Corporate Bonds	17	16
Floating Rate Loan Interests	5	8
Asset-Backed Securities	4	2
Taxable Municipal Bonds	1	1
U.S. Treasury Obligations	1	—

Credit Quality Allocation[1]	6/30/10	12/31/09
AAA/Aaa	48%	53%
AA/Aa	4	7
A	9	5
BBB/Baa	6	9
BB/Ba	14	7
B	6	12
CCC/Caa	13	7

1	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

4	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage through borrowings, including participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays interest expense on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on the Trust’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Trust shareholders and may reduce income.

Under the Investment Company Act of 1940, the Trust is permitted to borrow up to 33 1/3% of its total managed assets. As of June 30, 2010, the Trust had economic leverage from borrowings as a percentage of its total managed assets of 15%.

Derivative Financial Instruments

The Trust may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Trust’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold a security that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	5

Schedule of Investments June 30, 2010 (Unaudited)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Chester Asset Receivables Dealings, Series 2003-C, Class A,
0.86%, 9/17/12(a)	EUR	2,130	$2,604,106
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%, 5/25/36(a)	USD	2,530	2,023,822
Series 2006-11, Class 1AF2, 6.02%, 9/25/46(a)		2,667	1,866,700
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		1,861	1,744,173
Series 2007-12, Class 2A1, 0.70%, 8/25/29(a)		1,836	1,673,723
Series 2007-4, Class A1A, 0.38%, 9/25/37(a)		1,422	1,308,001
Morgan Stanley Structured Trust, Series 2007-1, Class A1,
0.43%, 6/25/37(a)		1,586	1,454,084
Residential Asset Mortgage Products, Inc., Series 2007-RS2, Class A1,
0.47%, 5/25/37(a)		759	717,794
Structured Asset Securities Corp., Series 2007-BC4, Class A3,
0.51%, 11/25/37(a)		1,560	1,456,089

Total Asset-Backed Securities — 4.0%			14,848,492

	Shares
Common Stocks
Media — 0.1%
HMH Holdings(b)		52,852	330,325

	Par (000)
Corporate Bonds
Airlines — 0.6%
American Airlines, Inc.,
10.50%, 10/15/12(c)	USD	1,000	1,037,500
United Air Lines, Inc.,
12.75%, 7/15/12		1,200	1,291,500

			2,329,000

Commercial Banks — 1.4%
HSBC Bank USA N.A.,
4.63%, 4/01/14		5,000	5,266,105

Diversified Financial Services — 2.3%
The Bear Stearns Cos. LLC,
6.95%, 8/10/12		5,000	5,484,340
FCE Bank Plc,
7.13%, 1/16/12	EUR	2,400	2,956,858

			8,441,198

Diversified Telecommunication Services — 1.3%
Qwest Corp.:
8.88%, 3/15/12	USD	610	654,225
8.38%, 5/01/16		500	546,250
TELUS Corp.,
8.00%, 6/01/11		3,500	3,710,273

			4,910,748

Health Care Providers & Services — 0.1%
American Renal Holdings,
8.38%, 5/15/18(c)		400	396,000

Beazer Homes USA, Inc.,
12.00%, 10/15/17	USD	1,800	1,975,500

Independent Power Producers & Energy Traders — 0.1%
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
8.00%, 6/01/16(c)		500	511,250

Insurance — 1.4%
Metropolitan Life Global Funding I,
5.13%, 4/10/13(c)		5,000	5,407,855

Media — 3.7%
Cox Communications, Inc.,
7.13%, 10/01/12		5,000	5,555,565
Thomson Reuters Corp.,
5.95%, 7/15/13		2,000	2,235,884
Time Warner Cable, Inc.,
5.40%, 7/02/12		5,000	5,340,875
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
8.13%, 12/01/17(c)		500	490,000

			13,622,324

Multiline Retail — 0.3%
Dollar General Corp.,
10.63%, 7/15/15		1,000	1,093,750

Multi-Utilities — 3.5%
Dominion Resources, Inc.,
8.88%, 1/15/19		2,000	2,641,708
DTE Energy Co.,
7.05%, 6/01/11		5,000	5,246,830
Potomac Electric Power Co.,
4.65%, 4/15/14		5,000	5,300,206

			13,188,744

Oil, Gas & Consumable Fuels — 1.1%
Enbridge Energy Partners LP,
9.88%, 3/01/19		3,000	3,941,589

Paper & Forest Products — 0.4%
NewPage Corp.,
11.38%, 12/31/14		1,490	1,352,175

Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors, Inc.,
7.50%, 2/15/20(c)		890	874,425

Textiles, Apparel & Luxury Goods — 0.4%
Phillips-Van Heusen Corp.,
7.38%, 5/15/20		1,360	1,371,900

Wireless Telecommunication Services — 2.4%
Alltel Corp.,
7.00%, 7/01/12		5,000	5,523,555
CC Holdings GS V LLC/Crown Castle GS III Corp.,
7.75%, 5/01/17(c)		750	793,125
Cricket Communications, Inc.,
7.75%, 5/15/16		1,000	1,020,000
Nextel Communications, Inc., Series E,
6.88%, 10/31/13		1,512	1,464,750

			8,801,430

Total Corporate Bonds — 19.7%			73,483,993

Trust Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	EUR	Euro	GO	General Obligation
	GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Floating Rate Loan Interests(a)
Aerospace & Defense — 0.1%
L-1 Identity Solutions Operating Co., Tranche B-1 Term Loan,
6.75%, 8/05/13	USD	443	441,377
Auto Components — 0.2%
Allison Transmission, Inc., Term Loan,
3.05% - 3.11%, 8/07/14		483	439,524
The Goodyear Tire & Rubber Co., Loan (Second Lien),
2.24%, 4/30/14		450	413,907

			853,431

Chemicals — 0.6%
Brenntag Holding GmbH & Co. KG:
Acquisition Facility 1, 4.07% - 4.14%, 1/20/14		58	57,056
Facility B2, 4.07% - 4.08%, 1/20/14		333	327,895
Huish Detergents, Inc., Loan (Second Lien),
4.61%, 10/26/14		500	481,666
Nalco Co., Term Loan,
6.50%, 5/13/16		495	494,794
PQ Corp. (fka Niagara Acquisition, Inc.), Original Term Loan (First Lien),
3.59% - 3.60%, 7/30/14		986	892,479

			2,253,890

Diversified Consumer Services — 0.6%
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.35% - 3.47%, 11/14/14		741	625,808
Term Loan, 3.47%, 11/14/14		492	423,177
Laureate Education, Inc., Series A New Term Loan,
7.00%, 8/15/14		993	969,921

			2,018,906

Diversified Financial Services — 0.2%
Wind Finance SL SA, Euro Facility (Second Lien),
7.69%, 11/26/14	EUR	500	607,223

Food & Staples Retailing — 0.4%
AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots), Facility B1,
3.55%, 7/06/15	GBP	1,000	1,349,103

Food Products — 0.0%
Dole Food Co., Inc., Credit Linked Deposit,
0.30%, 8/30/10	USD	107	106,373

Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.79%, 7/25/14		24	22,223
Funded Term Loan, 2.79%, 7/25/14		464	433,144
HCA, Inc., Tranche A-1 Term Loan,
2.03%, 11/16/12		657	620,050
HealthSouth Corp.:
Tranche 1 Term Loan, 2.79%, 3/10/13		270	259,780
Tranche 2 Term Loan, 4.29%, 9/10/15		222	218,435

			1,553,632

Hotels, Restaurants & Leisure — 0.3%
Harrah’s Operating Co., Inc., Term B-2 Loan,
3.32%, 1/28/15		1,219	1,011,933

Household Durables — 0.0%
Jarden Corp., Term Loan B3,
3.03%, 1/24/12	USD	149	146,588

Independent Power Producers & Energy Traders — 0.5%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility Term Loan, 4.10%, 4/02/13		462	431,184
Tranche B Term Loan, 4.10%, 4/02/13		37	34,533
Texas Competitive Electric Holdings Co., LLC (TXU), Initial Tranche B-2 Term Loan,
3.85% - 4.07%, 10/10/14		1,953	1,439,279

			1,904,996

IT Services — 0.5%
Ceridian Corp., US Term Loan,
3.35%, 11/09/14		991	882,486
First Data Corp., Initial Tranche B-2 Term Loan,
3.10%, 9/24/14		492	414,543
SunGard Data Systems, Inc. (Solar Capital Corp.), Incremental Term Loan,
6.75%, 2/28/14		492	490,459

			1,787,488

Media — 1.5%
Cengage Learning Acquisitions, Inc. (Thompson Learning), Tranche 1 Incremental Term Loan,
7.50%, 7/03/14		987	986,171
Charter Communications Operating LLC:
Term B-1 Loan, 2.35%, 3/06/14		54	50,005
Term C Loan, 3.79%, 9/06/16		438	408,236
HMH Publishing Co. Ltd., Tranche A Term Loan,
5.60%, 6/12/14		618	560,412
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		650	677,625
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.35%, 8/09/13		525	492,614
Class B Dollar Term Loan, 4.10%, 5/01/16		1,116	1,072,032
SW Acquisitions Co., Inc., Term Loan,
5.75%, 6/01/16		498	495,790
UPC Financing Partnership, Facility U,
4.99%, 12/31/17	EUR	500	552,882
World Color USA Corp. (fka Quebecor World, Inc.), Advance,
9.00%, 7/23/12	USD	298	299,494

			5,595,261

Paper & Forest Products — 0.1%
Georgia-Pacific LLC, Term Loan B,
2.53% - 2.54%, 12/23/12		365	352,447

Pharmaceuticals — 0.1%
DJO Finance, LLC (ReAble Therapeutics Finance, LLC), Term Loan,
3.35%, 5/20/14		444	421,856

Professional Services — 0.3%
Booz Allen Hamilton, Inc.:
Tranche B Term Loan, 7.50%, 7/31/15		492	492,130
Tranche C Term Loan, 6.00%, 7/31/15		498	495,883

			988,013

Total Floating Rate Loan Interests — 5.8%			21,392,517

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	7

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 25.9%
Adjustable Rate Mortgage Trust:
Series 2005-5, Class 5A21, 2.91%, 9/25/35(a)	USD	3,501	$2,591,195
Series 2007-1, Class 3A21, 6.01%, 3/25/37		1,911	1,749,114
Banc of America Funding Corp.:
Series 2004-B, Class 5A1, 3.79%, 11/20/34(a)		3,551	2,881,608
Series 2006-E, Class 2A1, 5.72%, 6/20/36(a)		4,708	3,042,175
Series 2007-A, Class 2A1, 0.51%, 2/20/47(a)		2,237	1,468,867
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A5, 2.94%, 5/25/35(a)		3,807	3,597,846
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-6, Class 2A1, 4.57%, 8/25/35(a)		11,574	8,194,241
Bear Stearns Alt-A Trust:
Series 2005-4, Class 21A1, 3.03%, 5/25/35(a)		5,131	3,132,246
Series 2005-7, Class 24A1, 5.59%, 9/25/35(a)		11,335	7,872,860
Chase Mortgage Finance Corp.,
Series 2005-A1, Class 2A1, 5.23%, 12/25/35(a)		8,219	7,190,214
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1, 6.00%, 10/25/37		3,848	3,006,244
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A3, 5.25%, 6/25/35		2,837	2,213,968
Series 2005-23CB, Class A15, 5.50%, 7/25/35		2,510	2,141,520
Series 2005-86CB, Class A8, 5.50%, 2/25/36		3,876	3,078,867
Series 2006-24CB, Class A23, 6.00%, 6/25/36		3,002	2,154,685
Series 2007-16CB, Class 1A7, 6.00%, 8/25/37		5,707	4,144,749
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-9, Class A17, 0.85%, 5/25/36(a)		3,392	2,540,236
Series 2007-17, Class 1A1, 6.00%, 10/25/37		2,792	2,371,250
Series 2007-HY3, Class 4A1, 5.90%, 6/25/47(a)		4,560	3,908,627
Credit Suisse Mortgage Capital Certificates,
Series 2006-3, Class 4A3, 5.50%, 4/25/36		2,761	2,170,834
Deutsche Alt-A Securities, Inc.,
Series 2006-OA1, Class A1, 0.55%, 2/25/47(a)		4,437	2,593,771
Indymac Index Mortgage Loan Trust,
Series 2006-AR31, Class A3, 5.72%, 11/25/36(a)		3,149	2,322,315
JPMorgan Mortgage Trust:
Series 2006-A2, Class 2A1, 5.75%, 4/25/36(a)		2,096	1,939,009
Series 2006-A4, Class 4A2, 5.74%, 6/25/36(a)		1,528	1,460,841
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		3,173	2,991,751
Master Asset Securitization Trust,
Series 2006-1, Class 4A1, 5.75%, 2/25/21		1,923	1,950,509
Merrill Lynch Mortgage Investor, Inc.,
Series 2006-A3, Class 3A1, 5.67%, 5/25/36(a)		3,708	2,467,402
Residential Accredit Loans, Inc.,
Series 2005-QS13, Class 1A5, 5.50%, 9/25/35		2,449	1,986,464
Thornburg Mortgage Securities Trust:
Series 2006-5, Class A1, 0.47%, 8/25/11(a)		1,501	1,464,137
Series 2006-6, Class A1, 0.46%, 11/25/11(a)		2,863	2,755,057
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR13, Class A2, 5.57%, 9/25/36(a)		2,946	2,394,565
Series 2006-AR2, Class 2A5, 4.81%, 3/25/36(a)		3,318	2,788,529

			96,565,696

Commercial Mortgage-Backed Securities — 54.8%
Banc of America Commercial Mortgage, Inc.:
Series 2001-PB1, Class A2, 5.79%, 8/11/11		4,234	4,355,036
Series 2007-3, Class A2, 5.84%, 7/10/12(a)(d)		14,000	14,387,241
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		1,770	1,867,415
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class ASB, 5.89%, 12/10/49(a)		5,000	5,334,688
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD2, Class AAB, 5.58%, 1/15/46(a)		4,000	4,289,763
Series 2007-CD4, Class ASB, 5.28%, 12/11/49		9,000	9,421,401
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class AAB, 6.01%, 12/10/49(a)		10,000	10,814,714
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4, 5.44%, 9/15/34		3,734	3,846,931
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class ASB, 5.48%, 11/10/45(a)		8,000	8,491,625
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A2, 5.60%, 12/10/49		5,000	5,205,223
Series 2007-GG9, Class A2, 5.38%, 7/10/12		605	627,146
Series 2007-GG9, Class AAB, 5.44%, 9/10/16(d)		13,633	14,497,241
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class A2, 5.51%, 3/10/11(a)(d)		11,719	11,900,420
Series 2006-GG6, Class AAB, 5.59%, 4/10/38(a)		5,320	5,662,048
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB15, Class ASB, 5.79%, 6/12/43(a)		10,000	10,681,514
Series 2007-LD11, Class A2, 5.97%, 6/15/49(a)(d)		14,000	14,516,449
Series 2007-LD11, Class ASB, 5.98%, 6/15/49(a)		7,700	8,119,401

See Notes to Financial Statements.

8	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
LB-UBS Commercial Mortgage Trust:
Series 2001-C2, Class A2, 6.65%, 11/15/27	USD	5,278	$5,400,074
Series 2006-C7, Class A2, 5.30%, 11/15/38		3,000	3,084,807
Series 2007-C1, Class AAB, 5.40%, 2/15/40		11,174	11,668,486
Morgan Stanley Capital I, Inc.,
Series 2007-IQ14, Class AAB, 5.65%, 4/15/49(a)		10,000	10,474,863
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22, Class A4, 5.44%, 12/15/44(a)(d)		13,000	13,871,227
Series 2006-C24, Class A3, 5.56%, 3/15/45(a)(d)		14,000	14,899,020
Series 2007-C33, Class A2, 6.05%, 7/15/12(a)		10,480	10,944,162

			204,360,895

Total Non-Agency Mortgage-Backed Securities — 80.7%			300,926,591

Taxable Municipal Bonds — 1.4%
State of California Various Purposes GO, 5.65%, 4/01/39(a)		5,000	5,343,250

U.S. Treasury Obligations — 1.0%
U.S. Treasury Notes, 0.63%, 5/31/12		3,684	3,694,647

Total Long-Term Investments (Cost — $355,518,719) — 112.7%			420,019,815

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16%(e)(f)		16,884,544	16,884,544

Total Short-Term Securities (Cost — $16,884,544) — 4.5%			16,884,544

Total Investments (Cost — $372,403,263*) — 117.2%			436,904,359
Liabilities in Excess of Other Assets — (17.2)%			(64,062,707)

Net Assets — 100.0%			$372,841,652

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$372,467,510

Gross unrealized appreciation	$65,533,416
Gross unrealized depreciation	(1,096,567)

Net unrealized appreciation	$64,436,849

(a)	Variable rate security. Rate shown is as of report date.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged as collateral in connection with Term Asset-Backed Securities Loan Facility (“TALF”) Program.

(e)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at December 31, 2009	Net Activity	Shares held at June 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	27,010,915	(10,126,371)	16,884,544	$72	$8,516

(f)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	4,702,515	EUR	3,747,000	BNP Paribas	7/14/10	$120,188
USD	2,624,006	EUR	2,124,500	Deutsche Bank AG	7/14/10	25,886
USD	1,266,393	GBP	818,500	Royal Bank of Scotland Plc	7/28/10	43,499

Total						$189,573

•	Credit default swaps on single-name issues - buy protection outstanding as of June 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
First Data Corp.	5.00%	JPMorgan Chase Bank, N.A.	September 2014	USD	1,000	$37,904
Macy’s, Inc.	5.00%	Credit Suisse International	September 2014	USD	1,000	(44,236)
Marathon Oil Corp.	1.00%	Deutsche Bank AG	September 2014	USD	5,000	(73,433)

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	9

Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Masco Corp.	1.00%	Credit Suisse International	September 2014	USD 1,000	$(25,413)
The New York Times Co.	5.00%	Citibank N.A.	September 2014	USD 1,000	(95,160)
Nordstrom, Inc.	1.00%	Credit Suisse International	September 2014	USD 5,000	(174,757)
R.R. Donnelley & Sons Co.	1.00%	Citibank N.A.	September 2014	USD 1,000	(48,926)
Royal Caribbean Cruises Ltd.	5.00%	Credit Suisse International	September 2014	USD 1,000	(115,136)
Simon Property Group, LP	1.00%	Citibank N.A.	September 2014	USD 5,000	(227,821)
Staples, Inc.	1.00%	Credit Suisse International	September 2014	USD 5,000	(78,300)
Starwood Hotels & Resorts Worldwide, Inc.	5.00%	Credit Suisse International	September 2014	USD 1,000	(87,171)
Sunoco, Inc.	1.00%	Citibank N.A.	September 2014	USD 5,000	(23,362)
Westvaco Corp.	1.00%	JPMorgan Chase Bank, N.A.	September 2014	USD 5,000	52,241

Total					$(903,570)

•	Credit default swaps on traded indexes - buy protection outstanding as of June 30, 2010 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation
Commercial Mortgage-Backed North America Index Series 4	0.35%	Citibank N.A.	February 2051	USD 10,000	$(960,361)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset Backed Securities	—	$14,848,492	—	$14,848,492
Common Stocks	—	—	$330,325	330,325
Corporate Bonds	—	73,483,993	—	73,483,993
Floating Rate Loan Interests	—	21,007,566	384,951	21,392,517
Non-Agency Mortgage-Backed Securities	—	300,926,591	—	300,926,591
Taxable Municipal Bonds	—	5,343,250	—	5,343,250
U.S. Treasury Obligations	—	3,694,647	—	3,694,647
Short-Term Securities	$16,884,544	—	—	16,884,544
Liabilities:
TALF Loans	—	(64,350,819)	—	(64,350,819)

Total	$16,884,544	$354,953,720	$715,276	$372,553,540

See Notes to Financial Statements.

10	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Schedule of Investments (concluded)

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$189,573	—	$189,573
Credit contracts	—	90,145	—	90,145
Liabilities:
Credit contracts	—	(1,954,076)	—	(1,954,076)

Total	—	$(1,674,358)	—	$(1,674,358)

1	Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Floating Rate Loan Interests	TALF Loans[2]	Total
Assets/ Liabilities:
Balance, as of December 31, 2009	—	$5,912,045	$(65,723,279)	$(59,811,234)
Accrued discounts/premiums	—	80,580	—	80,580
Net realized gain (loss)	—	208,095	—	208,095
Net change in unrealized appreciation/depreciation[3]	$(72,036)	(265,147)	129,103	(208,080)
Purchases	402,361	23,284	—	425,645
Sales	—	(3,612,563)	1,243,357	(2,369,206)
Transfers in4	—	—	—	—
Transfers out[4]	—	(1,961,343)	64,350,819	62,389,476

Balance, as of June 30, 2010	$330,325	$384,951	—	$715,276

2	As of December 31, 2009, the Trust had TALF loans totaling $65,723,279 which were fair valued based in accordance with policies approved by the Trust’s Board of Directors (the “Board”) using unobservable inputs. During 2010, the Trust began valuing these TALF loans utilizing quotations received from a Board approved pricing service whose valuation methodologies use inputs which may include, but are not limited to, prepayment assumptions, discount rates and valuation of the non-recourse put option. The assumptions used by the pricing service are derived substantially from observable market data and are considered by the Trust as Level 2 valuation inputs. Previously, the Trust fair valued the TALF loans utilizing methods which included unobservable inputs resulting in a Level 3 designation. As a result of the change in valuation methodologies, as of June 30, 2010, $64,350,819 of the Trust’s liabilities at fair value attributable to TALF loans were transferred from Level 3 to Level 2.

3	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/ depreciation on securities still held at June 30, 2010 was $77,252.

4	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	11

Statement of Assets and Liabilities

June 30, 2010 (Unaudited)
Assets
Investments at value - unaffiliated (cost - $355,518,719)	$420,019,815
Investments at value - affiliated (cost - $16,884,544)	16,884,544
Swap premiums paid	3,684,329
Interest receivable	3,126,369
Unrealized appreciation on foreign currency exchange contracts	189,573
Unrealized appreciation on swaps	90,145
Investments sold receivable	39,074
Foreign currency at value (cost - $13,477)	13,606
Dividends receivable - affiliated	3,644
Prepaid expenses	8,148

Total assets.	444,059,247

Liabilities
TALF loans at value (proceeds - $64,479,922)	64,350,819
Trail commissions payable.	2,658,436
Unrealized depreciation on swaps	1,954,076
Investments purchased payable	1,288,203
Investment advisory fees payable	451,891
Interest expense payable	168,773
Collateral received for swap contracts	100,000
Collateral received for financial futures contracts	99,000
Other affiliates payable	32,772
Bank overdraft	12,820
Officer’s and Trustees’ fees payable	11,478
Other accrued expenses payable	89,327

Total liabilities	71,217,595

Net Assets	$372,841,652

Net Assets Consist of
Paid-in capital	$301,710,774
Undistributed net investment income	628,310
Accumulated net realized gain	7,539,758
Net unrealized appreciation/depreciation	62,962,810

Net Assets	$372,841,652

Net Asset Value
Based on net assets of $372,841,652 and 306,125 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1,217.94

See Notes to Financial Statements.

12	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Statement of Operations

Six Months Ended June 30, 2010 (Unaudited)
Investment Income
Interest	$19,406,926
Dividends - affiliated	8,516

Total income	19,415,442

Expenses
Investment advisory	2,727,451
Service	462,692
Administration	88,914
Professional	74,936
Transfer agent	26,152
Officer and Trustees	19,208
Custodian	17,195
Printing	11,621
Miscellaneous	25,937

Total expenses excluding interest expense	3,454,106
Interest expense	1,220,964

Total expenses	4,675,070
Less fees waived by advisor	(4,280)

Total expenses after fees waived	4,670,790

Net investment income	14,744,652

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,551,061
Swaps	611,689
Foreign currency transactions	546,283
Financial futures contracts	(29,596)

7,679,437

Net change in unrealized appreciation/depreciation on:
Investments	830,375
TALF loans	129,103
Swaps	331,861
Foreign currency transactions	112,228

1,403,567

Total realized and unrealized gain	9,083,004

Net Increase in Net Assets Resulting from Operations	$23,827,656

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Period February 27, 2009[1] to December 31, 2009
Operations
Net investment income	$14,744,652	$24,536,619
Net realized gain	7,679,437	11,774,028
Net change in unrealized appreciation/depreciation	1,403,567	61,559,243

Net increase in net assets resulting from operations	23,827,656	97,869,890

Dividends and Distributions to Shareholders From
Net investment income	(13,775,625)	(25,187,757)
Net realized gain	—	(11,625,286)
Tax return of capital	—	(75,017)

Decrease in net assets resulting from dividends and distributions to shareholders	(13,775,625)	(36,888,060)

Capital Transactions
Net increase (decrease) in net assets derived from capital share transactions including offering costs charged to capital	(100,959)	301,908,750

Net Assets
Total increase in net assets	9,951,072	362,890,580
Beginning of period	362,890,580	—

End of period	$372,841,652	$362,890,580

Undistributed (distributions in excess) of net investment income	$628,310	$(340,717)

1	Commencement of operations.

See Notes to Financial Statements.

14	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Statement of Cash Flows

Six Months Ended June 30, 2010 (Unaudited)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$23,822,363
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in dividends receivable - affiliated	(946)
Increase in interest receivable	(53,930)
Decrease in prepaid expenses	11,989
Increase in interest expense payable	53,612
Decrease in investment advisory fees payable	(33,940)
Increase in other affiliates payable	6,761
Increase in Officer’s and Trustees’ fees payable	35
Increase in other accrued expense payable	48,823
Increase in collateral received for swap contracts	100,000
Increase in collateral received for financial futures contracts	99,000
Decrease in trail commissions payable	(374,859)
Increase in swap premiums paid	(11,419)
Net change in unrealized (appreciation)/depreciation	(1,403,567)
Net realized gain from sales of long-term investments	(11,047,349)
Amortization of premium and discount on investments	(2,829,660)
Proceeds from sales and paydowns of long-term investments	54,682,006
Purchases of long-term investments	(27,854,037)
Net proceeds from sales of short-term securities	10,126,371

Cash provided by operating activities	45,341,253

Cash Used for Financing Activities
Cash receipts from borrowings	4,656,143
Cash payments from borrowings	(36,127,250)
Decrease in capital shares transactions	(100,959)
Cash dividends paid to shareholders	(13,799,861)
Increase in bank overdraft	122

Cash used for financing activities	(45,371,805)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(340)

Cash
Net decrease in cash	(30,892)
Cash and foreign currency at beginning of period	44,498

Cash and foreign currency at end of period	$13,606

Cash Flow Information
Cash paid during the period for interest	$1,167,352

A Statement of Cash Flows is presented when the Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	15

Financial Highlights

	Six Months Ended June 30, 2010 (Unaudited)	Period February 27, 2009[1] to December 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$1,185.43	$1,000.00 [2]

Net investment income[3]	48.17	80.15
Net realized and unrealized gain	29.67	239.55

Net increase from investment operations	77.84	319.70

Dividends and distributions from:
Net investment income	(45.00)	(82.27)
Net realized gain	—	(37.98)
Tax return of capital	—	(0.25)

Total dividends and distributions	(45.00)	(120.50)

Capital charges with respect to issuance of shares	(0.33)	(13.77)[4]

Net asset value, end of period	$1,217.94	$1,185.43

Total Investment Return[5,6]
Based on net asset value	6.58%	30.98%

Ratios to Average Net Assets[7]
Total expenses.	2.51%	2.06%[8]

Total expenses after fees waived	2.51%	2.05%

Total expenses after fees waived and excluding interest expense	1.85%	1.78%

Net investment income	7.91%	8.16%

Supplemental Data
Net assets, end of period (000)	$372,842	$362,891

Borrowings outstanding, end of period (000)	$64,351	$95,951

Average borrowings outstanding, during the period (000)	$66,582	$28,104

Portfolio turnover	7%	44%

Asset coverage, end of period per $1,000	$6,794	$4,782

1	Commencement of operations.

2	Net asset value, beginning of period, reflects a deduction of $25.64 per share sales charges from initial offering price of $1,025.64 per share.

3	Based on average shares outstanding.

4	Includes $11.84 per share attributable to trail commissions treated as offering costs charged to paid-in-capital.

5	Where applicable, total investment returns include the reinvestment of dividends and distributions.

6	Aggregate total investment return.

7	Annualized.

8	Excludes 0.25% trail commissions treated as offering costs charged to paid-in capital.

See Notes to Financial Statements.

16	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Fixed Income Value Opportunities (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: The Trust’s policy is to value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Trustees/Directors (the “Board”). The Trust values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/ or policies approved by the Board.

Foreign Currency Transactions: The Trust’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Trust’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trust reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	17

Notes to Financial Statements (continued)

certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMO’s are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investments in IOs.

Floating Rate Loan Interests: The Trust may invest in floating rate loan interests. The floating rate loans the Trust holds are typically issued to companies (the “borrower”), by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trust may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trust considers these investments to be investments in debt securities for purposes of its investment policies.

When a Trust buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Trust earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investment in loan participation interests

18	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Notes to Financial Statements (continued)

involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements and loan payable) the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions, if any, paid by the Trust are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statue of limitations on the Trust’s US federal tax return remains open for the period ended December 31, 2009. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover the Trust’s deferred compensation liability, if any, are included in other assets in the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividends - affiliated in the Statement of Operations.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Trust were expensed by the Trust. Offering costs totaling $4,317,209, including estimated trail commissions to be paid over the life of the Trust, have been charged to paid-in capital. Under accounting principles generally accepted in the United States of America, the Trust’s estimated amount of trail commissions is considered to be an offering cost that is to be charged to paid-in capital upon the sale of the Trust’s shares. This accounting treatment differs from the treatment originally described in the Trust’s offering document, which presented trail commissions as a period expense. Accordingly, trail commissions were charged to paid-in-capital of $3,626,000 and $100,959 for the period February 27, 2009 to December 31, 2009 and for the six months ended June 30, 2010, respectively.

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Notes to Financial Statements (continued)

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trust’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trust does not give rise to counterparty credit risk, as options written obligate the Trust to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trust mitigates counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Trust and each of its respective counterparties. The ISDA Master Agreement allows the Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trust from its counterparties are not fully collateralized contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trust manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Trust purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trust enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currency backing some of the investments held by the Trust. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty does not perform its obligation under the agreement.

Options: The Trust purchases and writes call and put options to increase or decrease its exposure to underlying instruments (equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Trust purchases (writes) an option, an amount equal to the premium paid (received) by the Trust is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trust

20	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Notes to Financial Statements (continued)

enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Trust writes a call option, such option is “covered,” meaning that the Trust holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trust may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Trust purchasing or selling a security at a price different from the current market value.

Swaps: The Trust enters into swap agreements, in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trust are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Trust enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Trust enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trust will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps – The Trust enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$189,573

Credit contracts	Unrealized appreciation on swaps	90,145	Unrealized depreciation on swaps	$1,954,076

Total		$279,718		$1,954,076

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Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations Six Months Ended June 30, 2010
Net Realized Gain (Loss) from
Credit contracts:
Swaps	$611,689
Foreign currency exchange contracts:
Foreign currency transactions	587,657
Interest rate contracts:
Financial futures contracts	(29,596)
Options*	(56,681)

Total	$1,113,069

Net Change in Unrealized Appreciation/Depreciation on
Credit contracts:
Swaps	$331,861
Foreign currency exchange contracts:
Foreign currency transactions	105,775

Total	$437,636

*	Options purchased are included in the net realized gain (loss) from investments.

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	3
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$7,935,347
Average US dollar amounts sold	$420,628
Options:
Average number of contracts purchased	146
Average notional value of contracts purchased	$36,001,250
Credit default swaps:
Average number of contracts - buy protection	15
Average notional value - buy protection	$49,500,000

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trust for 1940 Act purposes, but BAC and Barclays are not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee, at the annual rate of 1.25%, based on the average daily total assets, (including any assets attributable to borrowings) minus the average sum of total liabilities (other than borrowings representing financial leverage).

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Trust. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Trust. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Trust.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agent fees borne by the Trust are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

PNCGIS serves as administrator for the Trust. For these services, the administrator receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Trust. The administration fee is based on a percentage of the average daily net assets at the following annual rates: 0.034% of the first $500 million, 0.029% of the next $500 million and 0.0225% of average daily net assets in excess of $1 billion; plus an annual base fee of $50,000. In addition, PNCGIS may at its discretion, voluntarily waive all or any portion of its administration fees for the Trust.

Effective July 1, 2010, PNCGIS and PFPC Trust Company were sold to The Bank of New York Mellon Corporation and are no longer considered affiliates of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. PFPC Trust Company will not change its name until a later date to be announced.

The Trust entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Trust will pay over its life a monthly trail commission at an annual rate of 0.25% of the Trust’s daily net assets to

22	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Notes to Financial Statements (continued)

BRIL, all or a portion of which may be reallowed to selling agents. As of June 30, 2010, the amount of the Trust’s trail commissions that has been estimated to be incurred over the life of the Trust is $3,726,959. Any changes in the estimated amounts will be recorded as an adjustment to paid-in capital in the period determined. For the six months ended June 30, 2010, the Trust recorded $100,959 as an adjustment to paid-in capital for trail commission and paid trail commissions to BRIL of $481,111.

The Trust will also pay out of its assets ongoing compensation to BRIL on an annual basis, all or a portion of which may be reallowed to selling agents, in connection with the provision of ongoing shareholder services in an amount equal to 0.25% of the net asset value of shares owned by customers of the selling agent or, if applicable, BRIL.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

Bank Overdraft: As of June 30, 2010, the Trust recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance results in fees charged by the custodian which are included in custodian on the Statement of Operations.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities and US government securities for the six months ended June 30, 2010, were $21,645,876 and $50,887,589 respectively.

Purchases and sales of US government securities for the six months ended June 30, 2010, were $7,496,364 and $3,830,143, respectively.

5. Borrowings:

For the six months ended June 30, 2010, the Trust borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Trust posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are shown as loans payable on the Statement of Assets and Liabilities. The following is a summary of the outstanding TALF loans and related

Information as of June 30, 2010:

Number of Loans	Aggregate Amount of Loans	Range of Maturity Dates	Range of Interest Rates	Value of Eligible Securities
6	$64,479,922	7/24/14-11/25/14	3.54%-3.87%	$84,071,598

The non-recourse provision of the TALF loans allows the Trust to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loans. The Trust can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Trust paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred. The Trust also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is reflected as interest expense in the Statement of Operations.

Since the Trust has the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Trust associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Trust.

The Trust has elected to account for the outstanding TALF loans at fair value. The Trust elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statement of Operations which could result if only the Eligible Securities were fair valued. TALF loans are valued utilizing quotations received from a board approved pricing service. TALF-eligible ABS/CMBS value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may include, but are not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combines the present value of the future loan cash flows, plus the value of the non-recourse option. The change in unrealized gain or loss associated with fair valuing TALF loans is reflected in the Statement of Operations.

For the six months ended June 30, 2010, the daily weighted average interest rate was 3.73%.

6. Concentration, Market, Credit, Liquidity and Limited Term Risk:

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	23

Notes to Financial Statements (continued)

mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

The Trust is designed primarily for long term investors and an investment in the Trust’s shares should be considered to be illiquid. The Trust’s shares will not be listed for trading on a securities exchange.

Shareholders may not be able to sell their shares as it is unlikely that a secondary market for the shares will develop or, if a secondary market does develop, shareholders may be able to sell their shares only at substantial discounts from net asset value. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase shares that are tendered, which may increase risks for remaining shareholders and increase Trust expenses.

It is anticipated that the Trust will terminate on or before December 31, 2014. While the Manager expects the Trust to maintain a term of six years, the Trust’s term may be shorter depending on market conditions. Beginning in 2012, the Manager may begin liquidating all or a portion of the Trust’s portfolio. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money.

7. Capital Shares Transactions:

The Trust is authorized to issue an unlimited number of shares, par value $0.001 per share, initially classified as shares. The shares were sold at net asset value plus an initial sales charge not to exceed 2.50% of the offering price.

Shares issued and outstanding during the period February 27, 2009 to December 31, 2009 increased by 306,125 as a result of shares sold.

Shares issued and outstanding remained constant for the six months ended June 30, 2010.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Fixed Income Value Opportunities (the “Trust”) met on April 8, 2010 and May 13-14, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of ten individuals, eight of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Trust by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trust and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory and administration, and other amounts paid to BlackRock and its affiliates by the Trust for services such as transfer agency, marketing and distribution, call center and fund accounting; (c) Trust operating expenses; (d) the resources devoted to and compliance reports relating to the Trust’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses, and the investment performance of the Trust as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Trust to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13-14, 2010 Board meeting.

At an in-person meeting held on May 13-14, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Trust, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust and BlackRock; (c) the advisory fee and the cost of the services and profits

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Trust shares, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trust. Throughout the year, the Board compared Trust performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing Trust performance and the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Trust. BlackRock and its affiliates and significant shareholders provide the Trust with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In addition to investment advisory services, BlackRock and its affiliates provide the Trust with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Trust. In preparation for the April 8, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Trust’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Trust as compared to a representative group of similar funds as determined by Lipper and to all funds in the Trust’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Trust throughout the year.

The Board noted that the Trust performed below the median of its Lipper Performance Universe for the since-inception period reported. The Board and BlackRock reviewed the reasons for the Trust’s underperformance during the period compared with its Peers. The Board was informed that, among other things, while the Trust sits in the Lipper closed-end general bond funds category, it has a unique term life structure and focuses on diversified opportunistic investments across the taxable fixed income space, and as such does not necessarily lend itself to comparison with typical closed-end funds.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Trust’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

26	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Trust. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trust. The Board reviewed BlackRock’s profitability with respect to the Trust and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Trust. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Trust’s contractual management fee rate was above the median contractual management fee rate paid by the Trust’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Trust has a unique term life structure and focuses on diversified opportunistic investments across the taxable fixed income space, especially securitized assets, which can require intensive analysis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

The Board noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only one closed-end fund in the fund complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Trust, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Trust, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Trust, being conducted by

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Trustee

G. Nicholas Beckwith, III, Trustee

Richard S. Davis, Trustee

Kent Dixon, Trustee

Frank J. Fabozzi, Trustee

Kathleen F. Feldstein, Trustee

James, T. Flynn, Trustee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Donald C. Burke, Trust President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

BlackRock Closed-End Funds

c/o BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	29

Additional Information

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or the Trust’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust votes proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

30	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010

Additional Information (concluded)

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2010
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
	$33.2350	—	$11.7650	$45.0000	74%	0%	26%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2010	31

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

FIVO-6/10-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Effective August 3, 2010, Mr. Curtis Arledge, a portfolio manager of the registrant identified in response to paragraph (a) of this item in the registrant’s most recent annual report, has resigned from the registrant’s Investment Adviser. Messrs. John Burger, James Keenan, Thomas Musmanno, John Vibert and Mark Warner, portfolio managers also identified in the registrant’s most recent annual report, remain responsible for the day-to-day management of the registrant’s portfolio and the selection of its investments.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fixed Income Value Opportunities

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Fixed Income Value Opportunities

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Fixed Income Value Opportunities

Date: September 2, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Fixed Income Value Opportunities

Date: September 2, 2010